UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 31, 2006

Date of Report (Date of earliest event reported)

IVI COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-32797 (Commission File Number)	33-0965560 (IRS Employer Identification Number)

555 H Street, Suite H, Eureka, CA 95501

 (Address of principal executive offices) (Zip Code)

(707) 444-6617

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

We have been unable to come to mutually acceptable terms to cure the default by the Company on the terms of the Purchase Agreement (“Agreement”) dated January 1, 2005 by and between IVI Communications, Inc. (“Buyer”), Internet Business Consulting, Inc. (“IBC”) and AppState.Net, LLC (“AppState”), jointly referred to as (“Sellers”). Sellers have exercised the remedies for default as provided in the Agreement and confirmed that the Remedies, which were that foreclosure and repossession occurred December 31, 2006, are in effect. Purchase Agreement, Exhibit 2.4, is incorporated by reference to the exhibits filed in the Company’s Form 8-K filed February 4, 2005.

Pursuant to those remedies, ownership of Sellers reverts to James Hollis, effective December 31, 2006.

Per the terms of the Agreement, Sellers will return 2,574,312 shares of IVI common stock.

Item 9.01 Financial Statements and Exhibits

A.    Financial Statements - None

B.     Exhibits - None

        2.6     Seller Exercising Remedies dated February 1, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVI COMMUNICATIONS, INC.

Date: May 30, 2007	By:	/s/ Charles Roodenburg
Charles Roodenburg Chief Executive Officer

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